___________________________________      _______________________________________
Number                                   Shares

                              EnerTeck Corporation

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       ------------------------------------------------------------------

      This CERTIFIES that ______________________________________________________
is the registered holder of _____________________________________________ Shares

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                              EnerTeck Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _________ day of ________________________ A.D. 20__.

___________________________________      _______________________________________
Treasurer                                President

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common              UNIF Gift Min
TEN ENT   - as tenants by the entireties               ACT _______________ Custodian _______________
JT TEN    - as joint tenants with right of                     (Cust)                    (Minor)
            survivorship and not as tenants             under Uniform Gifts to Minor Acts
            in common

      Additional abbreviations may also be used though not in the above list.

For VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________ Shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________________      _______________________________________
                                         NOTICE: The signature to the assignment
                                         must correspond with the name as
                                         written upon the face of the
                                         Certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever.